Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2022

•Diluted EPS of $0.66 for the fourth quarter; $0.79 as adjusted
•Diluted EPS of $3.47 for the full year; $3.70 as adjusted
•Operating margin of 37.3% for the fourth quarter; 40.5% as adjusted
•Operating margin of 38.1% for the full year; 43.0% as adjusted
•Ending AUM of $80.4 billion; average AUM of $80.5 billion for the fourth quarter
•Net outflows of $1.1 billion for the fourth quarter

NEW YORK, NY, January 25, 2023—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the fourth quarter and year ended December 31, 2022.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended			Year Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
U.S. GAAP
Revenue	$125,335	$139,951	$159,629	$566,906	$583,832
Expenses	$78,563	$82,770	$79,123	$350,968	$323,460
Operating income	$46,772	$57,181	$80,506	$215,938	$260,372
Non-operating income (loss) (1)	$2,825	$(1,974)	$6,837	$(19,041)	$21,572
Net income attributable to common stockholders	$32,498	$44,570	$64,482	$171,042	$211,396
Diluted earnings per share	$0.66	$0.90	$1.30	$3.47	$4.31
Operating margin	37.3%	40.9%	50.4%	38.1%	44.6%

As Adjusted (2)
Net income attributable to common stockholders	$38,730	$45,167	$61,264	$182,251	$197,947
Diluted earnings per share	$0.79	$0.92	$1.24	$3.70	$4.03
Operating margin	40.5%	42.8%	51.7%	43.0%	46.0%
_________________________
(1)Includes amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	December 31, 2022	September 30, 2022	$ Change	% Change
Investment advisory and administration fees
Open-end funds	$61,693	$71,434	$(9,741)	(13.6)%
Institutional accounts	30,400	32,500	$(2,100)	(6.5)%
Closed-end funds	25,009	26,951	$(1,942)	(7.2)%
Total	117,102	130,885	$(13,783)	(10.5)%
Distribution and service fees	7,662	8,557	$(895)	(10.5)%
Other	571	509	$62	12.2%
Total revenue	$125,335	$139,951	$(14,616)	(10.4)%

•The decrease in total investment advisory and administration fees from the third quarter of 2022 was primarily due to lower average assets under management across all three types of investment vehicles; and
•The decrease in distribution and service fees from the third quarter of 2022 was primarily due to lower average assets under management in U.S. open-end funds.
Expenses

(in thousands)	Three Months Ended
	December 31, 2022	September 30, 2022	$ Change	% Change
Employee compensation and benefits	$48,562	$51,669	$(3,107)	(6.0)%
Distribution and service fees	14,323	16,418	$(2,095)	(12.8)%
General and administrative	14,530	13,548	$982	7.2%
Depreciation and amortization	1,148	1,135	$13	1.1%
Total expenses	$78,563	$82,770	$(4,207)	(5.1)%

•Employee compensation and benefits decreased from the third quarter of 2022, primarily due to a decrease in incentive compensation to reflect the actual amount expected to be paid;
•Distribution and service fees decreased from the third quarter of 2022, primarily due to lower average assets under management in U.S. open-end funds; and
•General and administrative expenses increased from the third quarter of 2022, primarily due to one month of incremental lease expense related to the company's future headquarters at 1166 Avenue of the Americas of $1.1 million. The company will recognize lease expense for both its current and future headquarters until its current headquarters lease expires in January 2024.
Operating Margin
Operating margin was 37.3% for the fourth quarter of 2022, compared with 40.9% for the third quarter of 2022. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	December 31, 2022
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$739	$537	$1,216		$2,492
Gain (loss) from investments—net	6,750	1,463	(2,393)	(1)	5,820
Foreign currency gain (loss)—net	(1,633)	(5)	(3,849)		(5,487)
Total non-operating income (loss)	5,856	1,995	(5,026)		2,825
Net (income) loss attributable to redeemable noncontrolling interests	(4,384)	—	—		(4,384)
Non-operating income (loss) attributable to the company	$1,472	$1,995	$(5,026)		$(1,559)
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to hedge a portion of the market risk of the company's seed investments including both consolidated investment vehicles and corporate seed investments.

(in thousands)	Three Months Ended
	September 30, 2022
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$746	$359	$436		$1,541
Gain (loss) from investments—net	(7,185)	(2,099)	3,364	(1)	(5,920)
Foreign currency gain (loss)—net	(1,215)	(3)	3,623		2,405
Total non-operating income (loss)	(7,654)	(1,743)	7,423		(1,974)
Net (income) loss attributable to redeemable noncontrolling interests	4,956	—	—		4,956
Non-operating income (loss) attributable to the company	$(2,698)	$(1,743)	$7,423		$2,982
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to hedge a portion of the market risk of the company's seed investments including both consolidated investment vehicles and corporate seed investments.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	December 31, 2022	September 30, 2022
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	4.1	3.1
Non-deductible executive compensation	4.3	1.5
Unrecognized tax benefit adjustments	(2.3)	0.1
Other	1.0	0.2
Effective income tax rate	28.1%	25.9%

Assets Under Management

(in millions)	As of
By Investment Vehicle	December 31, 2022	September 30, 2022	% Change
Open-end funds	$36,903	$37,346	(1.2%)
Institutional accounts	32,373	30,867	4.9%
Closed-end funds	11,149	10,985	1.5%
Total	$80,425	$79,198	1.5%

By Investment Strategy
U.S. real estate	$35,108	$34,696	1.2%
Preferred securities	19,767	20,519	(3.7%)
Global/international real estate	14,782	13,871	6.6%
Global listed infrastructure	8,596	8,030	7.0%
Other	2,172	2,082	4.3%
Total	$80,425	$79,198	1.5%

Assets under management at December 31, 2022 were $80.4 billion, an increase of 1.5% from $79.2 billion at September 30, 2022. The increase was due to market appreciation of $3.5 billion, partially offset by net outflows of $1.1 billion and distributions of $1.2 billion.
Open-end Funds
Assets under management in open-end funds at December 31, 2022 were $36.9 billion, a decrease of 1.2% from $37.3 billion at September 30, 2022. The decrease was primarily due to the following:
•Net outflows of $837 million from preferred securities;
•Market appreciation of $724 million from U.S. real estate and $238 million from preferred securities; and
•Distributions of $535 million from U.S. real estate and $143 million from preferred securities. Of these distributions, $613 million was reinvested and included in inflows.
Institutional Accounts
Assets under management in institutional accounts at December 31, 2022 were $32.4 billion, an increase of 4.9% from $30.9 billion at September 30, 2022. The increase was primarily due to the following:
•Advisory:
◦Net outflows of $160 million from U.S. real estate and $122 million from global listed infrastructure; and
◦Market appreciation of $476 million from global/international real estate, $275 million from global listed infrastructure and $219 million from U.S. real estate.
•Japan subadvisory:
◦Net inflows of $265 million into U.S. real estate;
◦Market appreciation of $294 million from U.S. real estate and $120 million from global/international real estate; and
◦Distributions of $231 million from U.S. real estate.

•Subadvisory excluding Japan:
◦Net inflows of $27 million; and
◦Market appreciation of $214 million from global/international real estate and $107 million from global listed infrastructure.
Closed-end Funds
Assets under management in closed-end funds at December 31, 2022 were $11.1 billion, an increase of 1.5% from $11.0 billion at September 30, 2022. The increase was primarily due to market appreciation of $399 million, partially offset by distributions of $243 million.

Investment Performance as of December 31, 2022
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2022. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of December 31, 2022, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $316.1 million, compared with $269.9 million as of September 30, 2022. As of December 31, 2022, stockholders' equity was $337.6 million, compared with $313.8 million as of September 30, 2022.
On January 20, 2023, the company entered into a Credit Agreement providing for a $100 million senior unsecured revolving credit facility maturing on January 20, 2026. Borrowings under the credit facility may be used for working capital and other general corporate purposes. To date, the company has not drawn on the credit facility.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 26, 2023, at 10:00 a.m. (ET) to discuss the company’s fourth quarter and full year results. Investors and analysts can access the live conference call by dialing 888-300-4150 (U.S.) or +1-646-970-1530 (international); passcode: 4855092. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on January 26, 2023 and can be accessed at 800-770-2030 (U.S.) or +1-647-362-9199 (international); passcode: 4855092. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2021 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2022	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021
Revenue:
Investment advisory and administration fees	$117,102	$130,885	$148,637
Distribution and service fees	7,662	8,557	10,259
Other	571	509	733
Total revenue	125,335	139,951	159,629	(10.4%)	(21.5%)
Expenses:
Employee compensation and benefits	48,562	51,669	43,348
Distribution and service fees	14,323	16,418	20,631
General and administrative	14,530	13,548	14,213
Depreciation and amortization	1,148	1,135	931
Total expenses	78,563	82,770	79,123	(5.1%)	(0.7%)
Operating income	46,772	57,181	80,506	(18.2%)	(41.9%)
Non-operating income (loss):
Interest and dividend income—net	2,492	1,541	705
Gain (loss) from investments—net	5,820	(5,920)	6,865
Foreign currency gain (loss)—net	(5,487)	2,405	(733)
Total non-operating income (loss)	2,825	(1,974)	6,837	*	(58.7%)
Income before provision for income taxes	49,597	55,207	87,343	(10.2%)	(43.2%)
Provision for income taxes	12,715	15,593	17,412
Net income	36,882	39,614	69,931	(6.9%)	(47.3%)
Net (income) loss attributable to redeemable noncontrolling interests	(4,384)	4,956	(5,449)
Net income attributable to common stockholders	$32,498	$44,570	$64,482	(27.1%)	(49.6%)

Earnings per share attributable to common stockholders:
Basic	$0.67	$0.91	$1.33	(27.1%)	(50.0%)
Diluted	$0.66	$0.90	$1.30	(27.1%)	(49.5%)

Weighted average shares outstanding:
Basic	48,831	48,815	48,442
Diluted	49,328	49,317	49,429
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Years Ended
	December 31, 2022	December 31, 2021	% Change
Revenue:
Investment advisory and administration fees	$529,311	$543,544
Distribution and service fees	35,093	37,630
Other	2,502	2,658
Total revenue	566,906	583,832	(2.9%)
Expenses:
Employee compensation and benefits	208,831	195,443
Distribution and service fees	82,928	75,891
General and administrative	54,826	48,034
Depreciation and amortization	4,383	4,092
Total expenses	350,968	323,460	8.5%
Operating income	215,938	260,372	(17.1%)
Non-operating income (loss):
Interest and dividend income—net	6,818	2,877
Gain (loss) from investments—net	(25,106)	18,784
Foreign currency gain (loss)—net	(753)	(89)
Total non-operating income (loss)	(19,041)	21,572	*
Income before provision for income taxes	196,897	281,944	(30.2%)
Provision for income taxes	47,411	55,790
Net income	149,486	226,154	(33.9%)
Net (income) loss attributable to redeemable noncontrolling interests	21,556	(14,758)
Net income attributable to common stockholders	$171,042	$211,396	(19.1%)

Earnings per share attributable to common stockholders:
Basic	$3.51	$4.38	(19.9%)
Diluted	$3.47	$4.31	(19.4%)

Weighted average shares outstanding:
Basic	48,781	48,316
Diluted	49,297	49,090
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	December 31, 2022	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021
Open-end Funds
Assets under management, beginning of period	$37,346	$41,583	$45,593
Inflows	4,175	4,019	5,574
Outflows	(5,181)	(4,751)	(3,049)
Net inflows (outflows)	(1,006)	(732)	2,525
Market appreciation (depreciation)	1,319	(3,212)	3,929
Distributions	(756)	(293)	(1,110)
Transfers	—	—	(26)
Total increase (decrease)	(443)	(4,237)	5,318
Assets under management, end of period	$36,903	$37,346	$50,911	(1.2%)	(27.5%)
Percentage of total assets under management	45.9%	47.2%	47.7%
Average assets under management	$37,311	$42,322	$48,054	(11.8%)	(22.4%)

Institutional Accounts
Assets under management, beginning of period	$30,867	$34,506	$39,347
Inflows	1,222	1,374	611
Outflows	(1,306)	(1,251)	(1,365)
Net inflows (outflows)	(84)	123	(754)
Market appreciation (depreciation)	1,827	(3,527)	4,384
Distributions	(237)	(235)	(276)
Transfers	—	—	26
Total increase (decrease)	1,506	(3,639)	3,380
Assets under management, end of period	$32,373	$30,867	$42,727	4.9%	(24.2%)
Percentage of total assets under management	40.3%	39.0%	40.1%
Average assets under management	$32,032	$35,396	$40,929	(9.5%)	(21.7%)

Closed-end Funds
Assets under management, beginning of period	$10,985	$11,773	$12,320
Inflows	8	11	20
Outflows	—	—	—
Net inflows (outflows)	8	11	20
Market appreciation (depreciation)	399	(647)	830
Distributions	(243)	(152)	(179)
Total increase (decrease)	164	(788)	671
Assets under management, end of period	$11,149	$10,985	$12,991	1.5%	(14.2%)
Percentage of total assets under management	13.9%	13.9%	12.2%
Average assets under management	$11,168	$12,025	$12,647	(7.1%)	(11.7%)

Total
Assets under management, beginning of period	$79,198	$87,862	$97,260
Inflows	5,405	5,404	6,205
Outflows	(6,487)	(6,002)	(4,414)
Net inflows (outflows)	(1,082)	(598)	1,791
Market appreciation (depreciation)	3,545	(7,386)	9,143
Distributions	(1,236)	(680)	(1,565)
Total increase (decrease)	1,227	(8,664)	9,369
Assets under management, end of period	$80,425	$79,198	$106,629	1.5%	(24.6%)
Average assets under management	$80,511	$89,743	$101,630	(10.3%)	(20.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Years Ended
	December 31, 2022	December 31, 2021	% Change
Open-end Funds
Assets under management, beginning of period	$50,911	$35,160
Inflows	17,939	19,542
Outflows	(19,713)	(10,765)
Net inflows (outflows)	(1,774)	8,777
Market appreciation (depreciation)	(10,282)	8,936
Distributions	(1,952)	(1,936)
Transfers	—	(26)
Total increase (decrease)	(14,008)	15,751
Assets under management, end of period	$36,903	$50,911	(27.5%)
Percentage of total assets under management	45.9%	47.7%
Average assets under management	$43,202	$42,991	0.5%

Institutional Accounts
Assets under management, beginning of period	$42,727	$33,255
Inflows	5,915	6,152
Outflows	(6,357)	(5,563)
Net inflows (outflows)	(442)	589
Market appreciation (depreciation)	(8,927)	10,041
Distributions	(985)	(1,184)
Transfers	—	26
Total increase (decrease)	(10,354)	9,472
Assets under management, end of period	$32,373	$42,727	(24.2%)
Percentage of total assets under management	40.3%	40.1%
Average assets under management	$36,383	$38,906	(6.5%)

Closed-end Funds
Assets under management, beginning of period	$12,991	$11,493
Inflows	575	206
Outflows	—	(119)
Net inflows (outflows)	575	87
Market appreciation (depreciation)	(1,722)	2,033
Distributions	(695)	(622)
Total increase (decrease)	(1,842)	1,498
Assets under management, end of period	$11,149	$12,991	(14.2%)
Percentage of total assets under management	13.9%	12.2%
Average assets under management	$12,039	$12,317	(2.3%)

Total
Assets under management, beginning of period	$106,629	$79,908
Inflows	24,429	25,900
Outflows	(26,070)	(16,447)
Net inflows (outflows)	(1,641)	9,453
Market appreciation (depreciation)	(20,931)	21,010
Distributions	(3,632)	(3,742)
Total increase (decrease)	(26,204)	26,721
Assets under management, end of period	$80,425	$106,629	(24.6%)
Average assets under management	$91,624	$94,214	(2.7%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	December 31, 2022	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021
Advisory
Assets under management, beginning of period	$17,974	$20,135	$22,818
Inflows	517	813	362
Outflows	(909)	(1,033)	(818)
Net inflows (outflows)	(392)	(220)	(456)
Market appreciation (depreciation)	1,049	(1,941)	2,211
Transfers	—	—	26
Total increase (decrease)	657	(2,161)	1,781
Assets under management, end of period	$18,631	$17,974	$24,599	3.7%	(24.3%)
Percentage of institutional assets under management	57.6%	58.2%	57.6%
Average assets under management	$18,557	$20,685	$23,650	(10.3%)	(21.5%)

Japan Subadvisory
Assets under management, beginning of period	$7,915	$8,939	$10,262
Inflows	327	193	62
Outflows	(46)	(61)	(304)
Net inflows (outflows)	281	132	(242)
Market appreciation (depreciation)	417	(921)	1,585
Distributions	(237)	(235)	(276)
Total increase (decrease)	461	(1,024)	1,067
Assets under management, end of period	$8,376	$7,915	$11,329	5.8%	(26.1%)
Percentage of institutional assets under management	25.9%	25.6%	26.5%
Average assets under management	$8,197	$9,082	$10,687	(9.7%)	(23.3%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$4,978	$5,432	$6,267
Inflows	378	368	187
Outflows	(351)	(157)	(243)
Net inflows (outflows)	27	211	(56)
Market appreciation (depreciation)	361	(665)	588
Total increase (decrease)	388	(454)	532
Assets under management, end of period	$5,366	$4,978	$6,799	7.8%	(21.1%)
Percentage of institutional assets under management	16.6%	16.1%	15.9%
Average assets under management	$5,278	$5,629	$6,592	(6.2%)	(19.9%)

Total Institutional Accounts
Assets under management, beginning of period	$30,867	$34,506	$39,347
Inflows	1,222	1,374	611
Outflows	(1,306)	(1,251)	(1,365)
Net inflows (outflows)	(84)	123	(754)
Market appreciation (depreciation)	1,827	(3,527)	4,384
Distributions	(237)	(235)	(276)
Transfers	—	—	26
Total increase (decrease)	1,506	(3,639)	3,380
Assets under management, end of period	$32,373	$30,867	$42,727	4.9%	(24.2%)
Average assets under management	$32,032	$35,396	$40,929	(9.5%)	(21.7%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Years Ended
	December 31, 2022	December 31, 2021	% Change
Advisory
Assets under management, beginning of period	$24,599	$17,628
Inflows	3,672	4,891
Outflows	(4,734)	(2,945)
Net inflows (outflows)	(1,062)	1,946
Market appreciation (depreciation)	(4,906)	4,999
Transfers	—	26
Total increase (decrease)	(5,968)	6,971
Assets under management, end of period	$18,631	$24,599	(24.3%)
Percentage of institutional assets under management	57.6%	57.6%
Average assets under management	$21,233	$22,092	(3.9%)

Japan Subadvisory
Assets under management, beginning of period	$11,329	$9,720
Inflows	988	305
Outflows	(436)	(1,075)
Net inflows (outflows)	552	(770)
Market appreciation (depreciation)	(2,520)	3,563
Distributions	(985)	(1,184)
Total increase (decrease)	(2,953)	1,609
Assets under management, end of period	$8,376	$11,329	(26.1%)
Percentage of institutional assets under management	25.9%	26.5%
Average assets under management	$9,302	$10,335	(10.0%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,799	$5,907
Inflows	1,255	956
Outflows	(1,187)	(1,543)
Net inflows (outflows)	68	(587)
Market appreciation (depreciation)	(1,501)	1,479
Total increase (decrease)	(1,433)	892
Assets under management, end of period	$5,366	$6,799	(21.1%)
Percentage of institutional assets under management	16.6%	15.9%
Average assets under management	$5,848	$6,479	(9.7%)

Total Institutional Accounts
Assets under management, beginning of period	$42,727	$33,255
Inflows	5,915	6,152
Outflows	(6,357)	(5,563)
Net inflows (outflows)	(442)	589
Market appreciation (depreciation)	(8,927)	10,041
Distributions	(985)	(1,184)
Transfers	—	26
Total increase (decrease)	(10,354)	9,472
Assets under management, end of period	$32,373	$42,727	(24.2%)
Average assets under management	$36,383	$38,906	(6.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	December 31, 2022	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021
U.S. Real Estate
Assets under management, beginning of period	$34,696	$40,178	$43,045
Inflows	2,554	2,143	3,083
Outflows	(2,618)	(3,082)	(1,799)
Net inflows (outflows)	(64)	(939)	1,284
Market appreciation (depreciation)	1,366	(4,129)	6,672
Distributions	(883)	(414)	(1,052)
Transfers	(7)	—	(34)
Total increase (decrease)	412	(5,482)	6,870
Assets under management, end of period	$35,108	$34,696	$49,915	1.2%	(29.7%)
Percentage of total assets under management	43.7%	43.8%	46.8%
Average assets under management	$35,326	$40,910	$46,229	(13.6%)	(23.6%)

Preferred Securities
Assets under management, beginning of period	$20,519	$21,449	$26,715
Inflows	1,485	1,899	2,086
Outflows	(2,358)	(2,225)	(1,521)
Net inflows (outflows)	(873)	(326)	565
Market appreciation (depreciation)	333	(404)	10
Distributions	(219)	(200)	(337)
Transfers	7	—	34
Total increase (decrease)	(752)	(930)	272
Assets under management, end of period	$19,767	$20,519	$26,987	(3.7%)	(26.8%)
Percentage of total assets under management	24.6%	25.9%	25.3%
Average assets under management	$20,083	$21,936	$26,812	(8.4%)	(25.1%)

Global/International Real Estate
Assets under management, beginning of period	$13,871	$15,709	$17,978
Inflows	904	527	562
Outflows	(949)	(396)	(858)
Net inflows (outflows)	(45)	131	(296)
Market appreciation (depreciation)	995	(1,956)	1,775
Distributions	(39)	(13)	(77)
Total increase (decrease)	911	(1,838)	1,402
Assets under management, end of period	$14,782	$13,871	$19,380	6.6%	(23.7%)
Percentage of total assets under management	18.4%	17.5%	18.2%
Average assets under management	$14,454	$15,938	$18,642	(9.3%)	(22.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	December 31, 2022	September 30, 2022	December 31, 2021	September 30, 2022	December 31, 2021
Global Listed Infrastructure
Assets under management, beginning of period	$8,030	$8,574	$8,138
Inflows	247	394	238
Outflows	(309)	(151)	(154)
Net inflows (outflows)	(62)	243	84
Market appreciation (depreciation)	696	(742)	607
Distributions	(68)	(45)	(66)
Total increase (decrease)	566	(544)	625
Assets under management, end of period	$8,596	$8,030	$8,763	7.0%	(1.9%)
Percentage of total assets under management	10.7%	10.1%	8.2%
Average assets under management	$8,469	$8,859	$8,479	(4.4%)	(0.1%)

Other
Assets under management, beginning of period	$2,082	$1,952	$1,384
Inflows	215	441	236
Outflows	(253)	(148)	(82)
Net inflows (outflows)	(38)	293	154
Market appreciation (depreciation)	155	(155)	79
Distributions	(27)	(8)	(33)
Total increase (decrease)	90	130	200
Assets under management, end of period	$2,172	$2,082	$1,584	4.3%	37.1%
Percentage of total assets under management	2.7%	2.6%	1.5%
Average assets under management	$2,179	$2,100	$1,468	3.8%	48.4%

Total
Assets under management, beginning of period	$79,198	$87,862	$97,260
Inflows	5,405	5,404	6,205
Outflows	(6,487)	(6,002)	(4,414)
Net inflows (outflows)	(1,082)	(598)	1,791
Market appreciation (depreciation)	3,545	(7,386)	9,143
Distributions	(1,236)	(680)	(1,565)
Total increase (decrease)	1,227	(8,664)	9,369
Assets under management, end of period	$80,425	$79,198	$106,629	1.5%	(24.6%)
Average assets under management	$80,511	$89,743	$101,630	(10.3%)	(20.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Years Ended
	December 31, 2022	December 31, 2021	% Change
U.S. Real Estate
Assets under management, beginning of period	$49,915	$32,827
Inflows	10,572	11,538
Outflows	(10,869)	(6,499)
Net inflows (outflows)	(297)	5,039
Market appreciation (depreciation)	(12,097)	14,417
Distributions	(2,406)	(2,294)
Transfers	(7)	(74)
Total increase (decrease)	(14,807)	17,088
Assets under management, end of period	$35,108	$49,915	(29.7%)
Percentage of total assets under management	43.7%	46.8%
Average assets under management	$41,627	$41,315	0.8%

Preferred Securities
Assets under management, beginning of period	$26,987	$23,185
Inflows	7,059	8,802
Outflows	(10,212)	(5,053)
Net inflows (outflows)	(3,153)	3,749
Market appreciation (depreciation)	(3,240)	964
Distributions	(834)	(985)
Transfers	7	74
Total increase (decrease)	(7,220)	3,802
Assets under management, end of period	$19,767	$26,987	(26.8%)
Percentage of total assets under management	24.6%	25.3%
Average assets under management	$22,638	$25,262	(10.4%)

Global/International Real Estate
Assets under management, beginning of period	$19,380	$15,214
Inflows	3,848	3,263
Outflows	(3,289)	(2,833)
Net inflows (outflows)	559	430
Market appreciation (depreciation)	(5,039)	3,933
Distributions	(118)	(197)
Total increase (decrease)	(4,598)	4,166
Assets under management, end of period	$14,782	$19,380	(23.7%)
Percentage of total assets under management	18.4%	18.2%
Average assets under management	$16,692	$17,688	(5.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Years Ended
	December 31, 2022	December 31, 2021	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,763	$6,729
Inflows	1,566	1,751
Outflows	(1,112)	(765)
Net inflows (outflows)	454	986
Market appreciation (depreciation)	(405)	1,256
Distributions	(216)	(208)
Total increase (decrease)	(167)	2,034
Assets under management, end of period	$8,596	$8,763	(1.9%)
Percentage of total assets under management	10.7%	8.2%
Average assets under management	$8,700	$7,970	9.2%

Other
Assets under management, beginning of period	$1,584	$1,953
Inflows	1,384	546
Outflows	(588)	(1,297)
Net inflows (outflows)	796	(751)
Market appreciation (depreciation)	(150)	440
Distributions	(58)	(58)
Total increase (decrease)	588	(369)
Assets under management, end of period	$2,172	$1,584	37.1%
Percentage of total assets under management	2.7%	1.5%
Average assets under management	$1,967	$1,979	(0.6%)

Total
Assets under management, beginning of period	$106,629	$79,908
Inflows	24,429	25,900
Outflows	(26,070)	(16,447)
Net inflows (outflows)	(1,641)	9,453
Market appreciation (depreciation)	(20,931)	21,010
Distributions	(3,632)	(3,742)
Total increase (decrease)	(26,204)	26,721
Assets under management, end of period	$80,425	$106,629	(24.6%)
Average assets under management	$91,624	$94,214	(2.7%)

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company's operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income Attributable to Common Stockholders and Diluted Earnings per Share
(in thousands, except per share data)	Three Months Ended				Years Ended
	December 31, 2022	September 30, 2022	December 31, 2021		December 31, 2022	December 31, 2021
Net income attributable to common stockholders, U.S. GAAP	$32,498	$44,570	$64,482		$171,042	$211,396
Seed investments (1)	(539)	1,635	(1,438)		4,317	(5,870)
Accelerated vesting of restricted stock units	2,909	2,556	1,557		10,260	7,197
Lease expense - 280 Park Avenue (2)	776	—	—		776	—
Initial public offering costs (3)	—	—	—		15,239	—
Foreign currency exchange (gains) losses—net (4)	3,944	(3,931)	62		(4,741)	(475)
Tax adjustments (5)	(858)	337	(3,399)		(14,642)	(14,301)
Net income attributable to common stockholders, as adjusted	$38,730	$45,167	$61,264		$182,251	$197,947

Diluted weighted average shares outstanding	49,328	49,317	49,429		49,297	49,090
Diluted earnings per share, U.S. GAAP	$0.66	$0.90	$1.30		$3.47	$4.31
Seed investments	(0.01)	0.04	(0.03)		0.09	(0.12)
Accelerated vesting of restricted stock units	0.06	0.05	0.04		0.21	0.15
Lease expense - 280 Park Avenue	0.02	—	—		0.02	—
Initial public offering costs	—	—	—		0.31	—
Foreign currency exchange (gains) losses—net	0.08	(0.08)	—	*	(0.10)	(0.01)
Tax adjustments	(0.02)	0.01	(0.07)		(0.30)	(0.30)
Diluted earnings per share, as adjusted	$0.79	$0.92	$1.24		$3.70	$4.03
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents one month of lease expense related to the company's current headquarters at 280 Park Avenue, which it expects to vacate in the fourth quarter of 2023. In connection with the transition to its future headquarters, the company will recognize additional GAAP lease expense as a result of the overlapping terms for both its current and future headquarters until its current headquarters lease expires in January 2024.
(3)Represents costs associated with the initial public offering of the Cohen & Steers Real Estate Opportunities and Income Fund (RLTY). Costs are summarized in the following table:

(in thousands)	Three Months Ended				Years Ended
	December 31, 2022	September 30, 2022	December 31, 2021		December 31, 2022	December 31, 2021
Employee compensation and benefits	$—	$—	$—		$357	$—
Distribution and service fees	—	—	—		14,224	—
General and administrative	—	—	—		658	—
Initial public offering costs	$—	$—	$—		$15,239	$—
(4)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries. (5)Tax adjustments are summarized in the following table:
(in thousands)	Three Months Ended				Years Ended
	December 31, 2022	September 30, 2022	December 31, 2021		December 31, 2022	December 31, 2021
Exclusion of tax effects associated with items noted above	$443	$301	$(952)		$(3,522)	$(2,262)
Exclusion of discrete tax items	(1,301)	36	(2,447)		(11,120)	(12,039)
Total tax adjustments	$(858)	$337	$(3,399)		$(14,642)	$(14,301)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended			Years Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenue, U.S. GAAP	$125,335	$139,951	$159,629	$566,906	$583,832
Seed investments (1)	160	215	108	790	411
Revenue, as adjusted	$125,495	$140,166	$159,737	$567,696	$584,243

Expenses, U.S. GAAP	$78,563	$82,770	$79,123	$350,968	$323,460
Seed investments (1)	(240)	(104)	(446)	(838)	(819)
Accelerated vesting of restricted stock units	(2,909)	(2,556)	(1,557)	(10,260)	(7,197)
Lease expense - 280 Park Avenue (2)	(776)	—	—	(776)	—
Initial public offering costs (3)	—	—	—	(15,239)	—
Expenses, as adjusted	$74,638	$80,110	$77,120	$323,855	$315,444

Operating income, U.S. GAAP	$46,772	$57,181	$80,506	$215,938	$260,372
Seed investments (1)	400	319	554	1,628	1,230
Accelerated vesting of restricted stock units	2,909	2,556	1,557	10,260	7,197
Lease expense - 280 Park Avenue (2)	776	—	—	776	—
Initial public offering costs (3)	—	—	—	15,239	—
Operating income, as adjusted	$50,857	$60,056	$82,617	$243,841	$268,799

Operating margin, U.S. GAAP	37.3%	40.9%	50.4%	38.1%	44.6%
Operating margin, as adjusted	40.5%	42.8%	51.7%	43.0%	46.0%
__________________________

(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles.
(2)Represents one month of lease expense related to the company's current headquarters at 280 Park Avenue, which it expects to vacate in the fourth quarter of 2023. In connection with the transition to its future headquarters, the company will recognize additional GAAP lease expense as a result of the overlapping terms for both its current and future headquarters until its current headquarters lease expires in January 2024.
(3)Represents ccosts associated with the initial public offering of RLTY. Costs are summarized in the following table:

(in thousands)	Three Months Ended			Years Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Employee compensation and benefits	$—	$—	$—	$357	$—
Distribution and service fees	—	—	—	14,224	—
General and administrative	—	—	—	658	—
Initial public offering costs	$—	$—	$—	$15,239	$—

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended			Years Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Non-operating income (loss), U.S. GAAP	$2,825	$(1,974)	$6,837	$(19,041)	$21,572
Seed investments (1)	(5,323)	6,272	(7,441)	24,245	(21,858)
Foreign currency exchange (gain) loss—net (2)	3,944	(3,931)	62	(4,741)	(475)
Non-operating income (loss), as adjusted	$1,446	$367	$(542)	$463	$(761)
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.